UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06275

T. Rowe Price Balanced Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Balanced Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks in U.S. and international developed markets generated strong gains in the six months ended June 30, 2017, supported by stabilizing political environments in key regions and data suggesting modest but synchronized global economic growth. In the fixed income universe, U.S. investment-grade bonds were modestly positive, and high yield bonds generated solid returns.

PERFORMANCE REVIEW

As shown in the Performance Comparison table, the Balanced Fund returned 9.70% for the six months ended June 30, 2017. The fund outperformed its benchmarks for the period, including its combined index benchmark (a custom benchmark comprising multiple indexes that represent the asset classes in which the fund invests), Lipper peer group index, and Morningstar Moderate Target Risk Index.

Security selection in the underlying portfolios boosted the fund’s semi-annual results versus its combined index benchmark for the reporting period. This was primarily due to favorable stock selection in our U.S. large-cap growth and U.S. large-cap value stock portfolios. Selection in our international developed markets and our U.S. large-cap core portfolios also helped relative performance as these portfolios outpaced their respective benchmarks for the period.

Tactical decisions to overweight or underweight asset classes had a modestly positive impact on relative performance, with an underweight to real assets stocks versus global equities accounting for the lion’s share of the benefit. This was partially offset by a slight drag from our positioning in equities and inflation-related bonds.

Strategic allocations to diversifying asset classes not included in the fund’s broad market benchmarks weighed on results. Most of the negative impact came from our allocation to real assets stocks, an area of the market that struggled with renewed concerns about an unfavorable long-term supply/demand imbalance for many commodities, particularly oil. This was partially offset by our exposure to high yield bonds, which performed well as fixed income investors searched for attractive yields.

MARKET ENVIRONMENT

U.S. stocks generated solid gains in the first six months of 2017, with many major indexes reaching all-time highs during the period. U.S. stocks continued the rally that started in the wake of Donald Trump’s presidential election victory in November 2016 amid hopes for lower taxes and higher infrastructure spending—although there has been little substantive progress on these initiatives. Strong first-quarter corporate earnings and moves by the Trump administration to reduce the regulatory burden in certain industries were supportive. The market was relatively unfazed by lackluster first-quarter economic growth and a pair of interest rate hikes by the Federal Reserve. Investors also appeared to shake off concerns about ongoing political controversies involving the White House, failed attempts by congressional Republicans to replace the Affordable Care Act, and heightened geopolitical tensions surrounding the Korean Peninsula. The predominately large-cap S&P 500 Index advanced more than 9% for the six-month reporting period, led by double-digit gains in the information technology and health care sectors. Telecommunication services and energy were the only sectors in the S&P 500 to lose ground during the period. Large-cap U.S. stocks generally outpaced mid-caps and small-caps while growth stocks significantly outperformed value shares across all market capitalizations.

International developed markets stocks comfortably outperformed U.S. shares, with a weaker U.S. dollar versus major non-U.S. currencies boosting returns for U.S. investors. In Europe, first-quarter economic growth was revised higher to a 0.6% quarterly rate (1.9% year over year), the strongest pace of growth in nearly two years. Acknowledging the improving economic environment, the European Central Bank (ECB) removed its bias toward easy policy in June and downplayed lingering concerns about persistently low inflation. Centrist election victories in the Netherlands and France allayed fears about rising populism and added to the positive market sentiment. Core markets France and Germany advanced 18% and 16%, respectively. UK shares trailed with a 10% gain as Prime Minister Theresa May’s government prepared to start formal Brexit negotiations with the European Union.

Japanese shares gained roughly 10%. The nation’s economy expanded 0.3% in the first quarter of 2017 (1.0% annualized) and marked a fifth consecutive quarter of growth—the longest streak in more than a decade. Improving global growth and a weaker yen versus last year contributed to stronger exports while domestic consumption and business capital expenditures also improved, supported by spending for the upcoming 2020 Olympic games in Tokyo.

U.S. investment-grades posted positive returns in the first half of 2017. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of domestic investment-grade taxable bonds, returned 2.27%. Although the Fed raised short-term interest rates in March and in June, longer-term Treasury interest rates declined as inflation decelerated, economic growth remained lack-luster, and new fiscal stimulus measures failed to materialize. In the taxable investment-grade universe, long-term Treasuries and corporate bonds did best, while mortgage- and asset-backed securities posted more modest gains. High yield issues outpaced higher-quality bonds as the asset class saw strong demand given investors continued search for attractive yields.

ASSET ALLOCATION STRATEGY

The Balanced Fund seeks to provide capital growth and current income by investing in a combination of U.S. and international stocks and domestic fixed income securities. Our target allocations at the end of our reporting period were 63% of the portfolio in stocks and the remaining 37% to bonds and cash.

We initiated an underweight to stocks versus bonds during the reporting period. Equity valuations appear extended against a backdrop of modest economic growth and continued uncertainty surrounding the passage, final form, and potential efficacy of the Trump administration’s pro-growth policy initiatives. However, we expect only modest returns from bonds as the current low-yield environment offers a weak foundation and rising interest rates pose a potential headwind. Global economic growth began to broaden in the closing months of 2016 and should continue to do so over the next several quarters. Any rise in U.S. interest rates should be gradual in light of subdued U.S. economic growth, limiting its impact on bonds. Additionally, yield-hungry investors are likely to support healthy demand for U.S. debt, which has some of the highest yields available among developed markets.

Stock Positions
We started the reporting period with a neutral position in international equities versus U.S. stocks but gradually moved to overweight international. In Europe, economic growth expectations have improved, and the central bank remains broadly accommodative despite its recent acknowledgement of improving economic growth. The political environment has stabilized after centrist election victories in the Netherlands and France, and corporate earnings growth expectations have risen. Japanese growth appears to be stabilizing at low but positive levels, although there is still little evidence of inflation. On the corporate front, many companies are advancing shareholder-friendly policies, including share repurchases, and improving profitability and corporate governance.

Among U.S. equities, we are overweight growth versus value based on the former’s more attractive valuations and expectations for a protracted period of modest economic growth. Lower-quality value sectors such as industrials and materials rallied after the U.S. elections, but the rebound faded as the Trump administration and Congress made little substantive progress on pro-growth policy initiatives. Growth stocks significantly outperformed value shares since the start of 2017. While increased spending, tax cuts, and deregulation may provide support for cyclical sectors like financials and energy, the scope of these measures and their prospects for receiving legislative approval remain uncertain.

We maintained an underweight to real assets equities versus global equities given our cautious outlook for energy and commodity prices. Oil prices rose late in 2016 as a result of production cuts by the Organization of the Petroleum Exporting Countries (OPEC), but this was met by increased production from North American shale producers that renewed the downward pressure on prices. Demand for industrial metals should stay subdued as China continues to shift its economy away from reliance on industrial production in favor of domestic consumption. Fundamentals for developed market real estate investment trusts (REITs) remain positive, supported by a modestly improving economic environment and limited supply outside the U.S. While REITs remain sensitive to rising interest rates, they should be supported near-term if the Fed’s interest rate policy normalization proceeds at a modest pace.

Stock Portfolio Review
The fund’s broad equity portfolio was solidly positive in absolute terms for the six-month reporting period, and our U.S. stock portfolios gained approximately 13% overall. Our large-cap growth holdings were our biggest contributors, with strong performance in the information technology, consumer discretionary, and health care sectors driving results. Shares of Facebook surged higher as investors began to appreciate how well the company’s advertising products, video strategy, and Instagram photo sharing were being received. Our positions in Alphabet (formerly Google) and Apple also generated solid gains. In the discretionary space, growth in third-party sales and cloud computing services boosted Amazon.com while online travel services provider Priceline benefited from strong market positions in Asia and Europe. Among our health care names, Intuitive Surgical, a provider of robotic systems and consumables used in surgical settings, and Vertex Pharmaceuticals, a rapidly growing biotechnology company focused on cystic fibrosis treatments, were among our stronger contributors. Retailers O’Reilly Automotive, Autozone, and Ross Stores declined as the retail industry struggled with concerns about rising competition from online retailers and price deflation. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our U.S. large-cap value portfolio also performed well in absolute terms and, as noted, outperformed its underlying benchmark in an environment that favored growth investing. Our health care names benefited performance. Health care stocks struggled for much of 2016 due to concerns about increased pressure on drug pricing and uncertainty over federal health care policy. Health care reform and drug pricing remained key topics of discussion in 2017, but the lack of any significant policy movement supported a strong rally in the sector. Pharmaceutical giant Merck and health insurers Aetna and Anthem were among our better contributors in the sector. A number of our information technology stocks also benefited results, including innovative hardware manufacturer Apple and global software provider Microsoft. In the energy sector, several oil-related stocks weighed on results, including exploration and production companies EOG Resources and Occidental Petroleum, as well as oil field equipment and services provider Baker Hughes.

Our international equity portfolio outperformed our U.S. holdings, advancing more than 19% on indications that the global economic recovery, although modest, was becoming more entrenched. Health care stocks saw strong gains as regulatory and pricing concerns receded, with large-cap pharmaceutical names Bayer (Germany), Roche Holding (Switzerland), Sanofi (France), and Novartis (Switzerland) among our better contributors. Our consumer staples shares were also beneficial, including personal products manufacturer Unilever (UK) and global food processing giant Nestle (Switzerland). Among the detractors, UK banking firms Lloyds Banking Group, Barclays, and Royal Bank of Scotland weighed on results amid lingering Brexit concerns. Japanese automobile manufacturers Toyota Motor and Honda Motor weakened amid concerns about a slowdown in the late stages of the automotive cycle and recent strengthening of the yen, which undermines the global competitiveness of Japan’s exporters.

Bond Positions
Against a backdrop of volatile commodity prices and strong investor demand for yield, we made some tactical adjustments to our position in high yield bonds versus U.S. investment-grade debt and ended the reporting period with a neutral position. High yield valuations are trending above historical averages after strong performance in the segment despite renewed weakness in energy prices later in the period. High yield bonds continue to offer a yield advantage over investment-grade bonds, but current yields provide less opportunity for further appreciation and are vulnerable to a pullback in commodity prices.

Bond Portfolio Review
Our broad fixed income exposure generated moderate absolute gains for the fund, with positive results across most underlying portfolios. Our U.S. investment-grade debt advanced modestly, while our high yield bonds produced the largest gains in the semiannual reporting period, supported by robust investor appetite for risk assets and attractive yields.

OUTLOOK

Global economic growth gained some positive momentum toward the end of 2016 and continued to improve in 2017. Economic data showed improvements across most developed and emerging markets—an uncommon synchronization in the current economic cycle—that should support corporate earnings growth.

The U.S. economy grew at a 1.4% annualized rate in the first quarter of 2017, and we expect a pickup in growth over the remainder of the year. There is uncertainty surrounding the Trump administration’s growth proposals, and inflation declined as support from higher energy prices continues to fade. The Fed raised interest rates in March and June and signaled a modest pace for rate increases over the remainder of 2017 and into 2018. Corporate leverage has increased, but balance sheets appear generally healthy and provide flexibility to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividends and share repurchases. A positive trend for corporate earnings growth should last through the second half of 2017, with results expected in the high single to low double digits.

In Europe, growth expectations are improving, with support from resilient household consumption, increased business investment, and stronger global trade. The European Central Bank removed its bias toward easy monetary policy in June, acknowledging the improved growth prospects and downplaying concerns about stubbornly low inflation. Risks remain, however. Recent strength in the euro could weigh on Europe’s export sector. Although Brexit negotiations have yet to begin in earnest, it continues to be a looming concern, and UK Prime Minister Theresa May’s failed attempt to strengthen her parliamentary position highlighted the underlying anxiety. Political uncertainty is still modestly elevated with upcoming elections in Germany and Italy, but fears about a wave of populist victories have abated. Long-term structural issues such as high debt and elevated unemployment continue to plague growth in many European countries.

Japan’s economy grew in the first quarter of 2017—the fifth consecutive quarter of expansion—supported by stronger exports, improvements in consumer and business spending, and government spending for the 2020 Tokyo Olympics. The positive growth momentum suggests that Prime Minister Shinzo Abe’s efforts to reform the economy and stimulate growth may finally be gaining traction. However, tepid wage growth and stubbornly low inflation indicate that broader success is still elusive. While investors have been skeptical of Mr. Abe’s and the Bank of Japan’s progress on stimulating economic growth and inflation, Japanese corporations are showing positive movement toward improving corporate governance and enhancing shareholder value. Further improvement in global trade should support Japan’s important export sector.

Key risks to global markets include the potential for missteps in global monetary policies, impacts of protectionist policies on global trade, fiscal policy disappointment in the U.S., political instability in Europe, and the sustainability of energy prices. Heightened geopolitical tensions in the Middle East, on the Korean peninsula, and in the South China Sea pose additional risks. We believe that the broad diversification of our portfolios across asset classes, regions, and countries—combined with fundamental research, active management in security selection, and our ability to make tactical changes in the funds’ allocations—should help us generate attractive risk-adjusted returns in an uncertain market environment.

Respectfully submitted,

Charles M. Shriver
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 19, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; currency fluctuations; and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Combined index portfolio: An unmanaged portfolio of 45.5% domestic stocks (S&P 500 Index), 35.0% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 19.5% international stocks (MSCI EAFE Index).

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000, Merrill Lynch High Yield II, and Domestic Master Indexes. This index was discontinued on June 30, 2009.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/17/15[1] Through 12/31/15
NET ASSET VALUE			
Beginning of period	$ 21.98	$ 21.46	$ 21.42
Investment activities			
Net investment income (loss)[2]	0.24[3]	0.42[3]	(0.01)[3][4]
Net realized and unrealized gain / loss	1.91	0.88	0.05
Total from investment activities	2.15	1.30	0.04
Distributions			
Net investment income	(0.25)	(0.48)	–
Net realized gain	–	(0.30)	–
Total distributions	(0.25)	(0.78)	–
NET ASSET VALUE			
End of period	**$ 23.88**	**$ 21.98**	**$ 21.46**

Ratios/Supplemental Data			
Total return[5]	**9.79%**[3]	**6.11%**[3]	**0.19%**[3][4]
Ratio of total expenses to average net assets	0.42%[3][6]	0.42%[3]	0.45%[3][4][6]
Ratio of net investment income (loss) to average net assets	2.51%[3][6]	1.95%[3]	(3.10)%[3][4][6]
Portfolio turnover rate	24.1%	58.4%	65.1%
Net assets, end of period (in thousands)	$ 216,158	$ 168,569	$ 815

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 6. Excludes expenses permanently waived of 0.04%, 0.04%, and 0.04% of average net assets for the six months ended 6/30/17, the year ended 12/31/16, and for the period ended 12/31/15, respectively, related to investments in T. Rowe Price mutual funds.
(4) See Note 6. Excludes expenses waived (0.15% of average net assets) related to the contractual operating expense limitation in effect through 4/30/18.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 60.7%		
CONSUMER DISCRETIONARY 8.0%		
Auto Components 0.4%		
Aisin Seiki (JPY)	42,300	2,175
Autoliv, GDR (SEK)	34,768	3,814
Delphi Automotive	27,481	2,409
GKN (GBP)	729,899	3,100
Koito Manufacturing (JPY)	29,500	1,525
Magna International	34,300	1,589
Sumitomo Rubber Industries (JPY)	121,200	2,053
		16,665
Automobiles 0.7%		
BMW (EUR)	34,184	3,179
Ferrari	18,640	1,604
Harley-Davidson (1)	12,032	650
Honda Motor (JPY)	248,600	6,811
Suzuki Motor (JPY)	94,500	4,502
Tesla (2)	17,464	6,315
Toyota Motor (JPY)	107,400	5,645
		28,706
Distributors 0.0%		
LKQ Corporation (2)	22,400	738
		738
Hotels, Restaurants & Leisure 1.0%		
Aramark	13,100	537
Compass Group (GBP)	266,888	5,633
Domino's Pizza	1,300	275
Hilton Worldwide Holdings	42,386	2,621
Las Vegas Sands	24,759	1,582
Marriott, Class A	60,253	6,044
McDonald's	20,900	3,201
MGM Resorts International	67,741	2,120

Norwegian Cruise Line Holdings (2)	53,312	2,894
Restaurant Brands International	4,824	302
Royal Caribbean Cruises	32,800	3,583
Starbucks	105,728	6,165
Yum! Brands	73,900	5,451
		40,408
Household Durables 0.4%		
Lennar, Class A	62,400	3,327
Panasonic (JPY)	439,600	5,990
Persimmon (GBP)	184,495	5,388
Sony (JPY)	68,400	2,609
		17,314
Internet & Direct Marketing Retail 2.6%		
Amazon.com (2)	63,943	61,897
Ctrip.com International, ADR (2)	59,080	3,182
Netflix (2)	49,300	7,366
Priceline (2)	17,440	32,622
		105,067
Leisure Products 0.0%		
Mattel	14,500	312
		312
Media 1.2%		
Charter Communications, Class A (2)	8,703	2,932
Comcast, Class A	258,500	10,061
CyberAgent (JPY)	86,800	2,696
Eutelsat Communications (EUR)	127,428	3,251
Liberty Global, Class A (2)	79,191	2,544
Liberty Global, Series C (2)	68,577	2,138
Sky (GBP)	164,450	2,130
Stroeer SE & Co KGaA (EUR) (1)	21,280	1,278
Time Warner	9,500	954
Twenty-First Century Fox	236,600	6,594

Twenty-First Century Fox, Class A	33,400	946
Walt Disney	34,881	3,706
WPP (GBP)	297,012	6,254
		45,484
Multiline Retail 0.2%		
Dollar General	50,797	3,662
Lojas Renner (BRL)	266,499	2,202
		5,864
Specialty Retail 1.0%		
AutoZone (2)	5,389	3,074
Home Depot	84,900	13,024
Kingfisher (GBP)	1,551,552	6,077
L Brands	9,400	507
Lowe's	91,560	7,099
O'Reilly Automotive (2)	22,200	4,856
Ross Stores	78,200	4,514
TJX	20,600	1,487
		40,638
Textiles, Apparel & Luxury Goods 0.5%		
Burberry (GBP)	223,003	4,825
Coach	50,500	2,391
Kering (EUR)	13,946	4,749
Moncler (EUR)	147,488	3,460
Samsonite International (HKD)	944,400	3,945
		19,370
Total Consumer Discretionary		320,566
CONSUMER STAPLES 4.7%		
Beverages 0.6%		
Coca-Cola	89,124	3,997
Constellation Brands, Class A	5,600	1,085
Diageo (GBP)	216,007	6,383

Dr Pepper Snapple	18,900	1,722
Kirin Holdings (JPY)	220,300	4,494
Molson Coors Brewing, Class B	12,000	1,036
Monster Beverage (2)	3,400	169
PepsiCo	63,962	7,387
		26,273
Food & Staples Retailing 0.7%		
Costco Wholesale	15,000	2,399
CVS Health	62,381	5,019
Seven & i Holdings (JPY)	136,800	5,645
Wal-Mart	85,975	6,507
Walgreens Boots Alliance	94,735	7,419
		26,989
Food Products 1.5%		
Bunge Limited	50,528	3,769
Danone (EUR)	49,525	3,717
Hershey Foods	12,900	1,385
Hormel Foods (1)	17,000	580
Kraft Heinz	15,100	1,293
McCormick	1,355	132
Mondelez International	71,632	3,094
Nestle (CHF)	250,683	21,864
Tyson Foods, Class A	325,767	20,403
Wilmar International (SGD)	1,594,600	3,879
		60,116
Household Products 0.3%		
Colgate-Palmolive	32,173	2,385
Procter & Gamble	108,880	9,489
		11,874
Personal Products 0.6%		
Coty, Class A	30,958	581
L'Oreal (EUR)	34,069	7,104

Pola Orbis Holdings (JPY)	86,500	2,288
Unilever (GBP)	286,081	15,482
		25,455
Tobacco 1.0%		
Altria Group	55,437	4,128
British American Tobacco (GBP)	46,991	3,202
Philip Morris International	271,295	31,864
		39,194
Total Consumer Staples		189,901
ENERGY 2.1%		
Energy Equipment & Services 0.1%		
Baker Hughes	20,700	1,128
Schlumberger	6,761	445
TechnipFMC (2)	18,000	490
WorleyParsons (AUD) (2)	277,053	2,387
		4,450
Oil, Gas & Consumable Fuels 2.0%		
BP, ADR	91,500	3,171
Chevron	22,900	2,389
Concho Resources (2)	6,900	839
Continental Resources (2)	12,000	388
Enbridge	74,274	2,957
EOG Resources	109,378	9,901
ExxonMobil	122,212	9,866
Hess	14,000	614
Marathon Petroleum	88,900	4,652
Occidental Petroleum	110,316	6,605
Pioneer Natural Resources	6,100	973
Royal Dutch Shell, B Shares, ADR	116,500	6,341
Statoil (NOK)	169,919	2,818
Total (EUR)	216,461	10,747

Total, ADR	148,547	7,366
TransCanada	185,678	8,851
Valero Energy	19,300	1,302
		79,780
Total Energy		84,230

FINANCIALS 11.6%

Banks 5.4%

Australia & New Zealand Banking (AUD)	357,028	7,880
Bank of America	115,954	2,813
Barclays, ADR	125,617	1,330
BNP Paribas (EUR)	137,741	9,916
Citigroup	306,691	20,512
Citizens Financial	99,600	3,554
Commerzbank (EUR) (2)	155,574	1,858
Danske Bank, A Shares (DKK)	131,961	5,077
DBS Group (SGD)	427,100	6,428
DNB (NOK)	539,328	9,182
Erste Group Bank (EUR)	88,891	3,405
Fifth Third Bancorp	235,557	6,115
First Republic Bank	44,790	4,484
ING Groep (EUR)	583,698	10,076
Intesa Sanpaolo (EUR)	1,814,162	5,771
JPMorgan Chase	450,902	41,212
KeyCorp	293,661	5,503
Lloyds Banking Group (GBP)	7,456,400	6,426
National Bank of Canada (CAD)	145,700	6,127
Nordea Bank (SEK)	619,651	7,892
PNC Financial Services Group	40,892	5,106
Standard Chartered (GBP) (2)	320,519	3,246
Sumitomo Mitsui Trust Holdings (JPY)	145,354	5,221
Svenska Handelsbanken, A Shares (SEK)	531,628	7,614
U.S. Bancorp	136,200	7,072
United Overseas Bank (SGD)	208,200	3,495

Wells Fargo	365,117	20,231
		217,546
Capital Markets 2.4%		
Ameriprise Financial	35,057	4,462
Bank of New York Mellon	150,019	7,654
BlackRock	1,800	760
CBOE Holdings	10,400	951
Charles Schwab	125,591	5,395
Close Brothers Group (GBP)	44,265	871
CME Group	13,033	1,632
E*TRADE Financial (2)	9,100	346
GAM Holding (CHF)	188,765	2,538
Goldman Sachs	400	89
Intercontinental Exchange	186,125	12,269
Legg Mason	14,400	550
Macquarie Group (AUD)	67,671	4,602
Morgan Stanley	625,626	27,878
S&P Global	13,916	2,032
State Street	154,400	13,854
TD Ameritrade Holding	209,000	8,985
		94,868
Consumer Finance 0.2%		
Ally Financial	43,400	907
Credit Saison (JPY)	151,200	2,961
Synchrony Financial	145,150	4,328
		8,196
Diversified Financial Services 0.3%		
Berkshire Hathaway, Class B (2)	20,474	3,468
Challenger (AUD)	561,092	5,754
Mitsubishi UFJ Lease & Finance (JPY)	512,600	2,812
		12,034

Insurance 3.3%		
AIA Group (HKD)	739,000	5,407
American International Group	145,552	9,100
Aviva (GBP)	936,635	6,425
AXA (EUR)	418,064	11,448
Chubb	58,328	8,480
CNA Financial	36,800	1,794
Direct Line Insurance (GBP)	1,073,459	4,971
FNF	13,100	587
Loews	19,190	898
Marsh & McLennan	106,473	8,301
MetLife	177,908	9,774
Munich Re (EUR)	34,377	6,956
Ping An Insurance, H Shares (HKD)	443,000	2,918
Progressive	43,600	1,922
Prudential (GBP)	370,829	8,512
RSA Insurance Group (GBP)	599,405	4,808
Storebrand (NOK)	603,712	4,166
Sun Life Financial (CAD)	135,900	4,858
Tokio Marine Holdings (JPY)	196,200	8,165
Willis Towers Watson	51,392	7,476
XL Group	236,327	10,351
Zurich Insurance Group (CHF)	19,983	5,832
		133,149
Total Financials		465,793
HEALTH CARE 9.3%		
Biotechnology 1.2%		
AbbVie	35,200	2,552
Alexion Pharmaceuticals (2)	63,491	7,725
Amgen	16,301	2,808
Biogen (2)	21,500	5,834
Celgene (2)	52,400	6,805

CSL (AUD)	25,584	2,715
Gilead Sciences	53,400	3,780
Incyte (2)	6,900	869
Regeneron Pharmaceuticals (2)	2,234	1,097
Shire, ADR	35,480	5,864
Vertex Pharmaceuticals (2)	64,500	8,312
		48,361

Health Care Equipment & Supplies 2.1%

Abbott Laboratories	117,510	5,712
Becton, Dickinson & Company	82,146	16,027
Cooper Companies	700	168
Danaher	183,632	15,497
Dentsply Sirona	19,200	1,245
Elekta, B Shares (SEK)	190,851	1,806
GN Store Nord (DKK)	168,712	4,926
Hologic (2)	106,700	4,842
Intuitive Surgical (2)	12,661	11,843
Medtronic	149,340	13,254
Sonova (CHF)	8,676	1,411
Stryker	72,500	10,062
		86,793

Health Care Providers & Services 2.0%

Aetna	108,244	16,435
Anthem	46,068	8,667
Centene (2)	16,005	1,278
Cigna	37,800	6,327
Envision Healthcare (2)	15,300	959
Fresenius (EUR)	119,084	10,224
HCA Healthcare (2)	70,795	6,173
Henry Schein (2)	200	37
Humana	30,100	7,243
Miraca Holdings (JPY)	61,000	2,747
UnitedHealth Group	108,150	20,053

Universal Health Services, Class B	4,200	513
		80,656
Life Sciences Tools & Services 0.5%		
Agilent Technologies	119,521	7,089
Illumina (2)	1,444	250
Thermo Fisher Scientific	70,899	12,370
		19,709
Pharmaceuticals 3.5%		
Allergan	35,481	8,625
Astellas Pharma (JPY)	587,800	7,204
Bayer (EUR)	130,676	16,937
Bristol-Myers Squibb	17,600	981
Eli Lilly	23,600	1,942
GlaxoSmithKline, ADR	163,400	7,046
Johnson & Johnson	131,792	17,435
Mallinckrodt (2)	31,300	1,402
Merck	298,500	19,131
Mylan (2)	70,900	2,752
Novartis (CHF)	177,137	14,796
Novo Nordisk (DKK)	91,122	3,915
Perrigo	29,400	2,220
Pfizer	287,319	9,651
Roche Holding (CHF)	47,246	12,072
Sanofi (EUR)	101,353	9,712
Zoetis	50,800	3,169
		138,990
Total Health Care		374,509
INDUSTRIALS & BUSINESS SERVICES 6.2%		
Aerospace & Defense 1.2%		
Arconic	18,900	428
Boeing	113,298	22,405

General Dynamics	400	79
Harris	48,687	5,311
Meggitt (GBP)	900,256	5,594
Northrop Grumman	12,953	3,325
Raytheon	500	81
Rockwell Collins	64,819	6,811
Textron	42,100	1,983
United Technologies	17,760	2,169
		48,186
Air Freight & Logistics 0.1%		
C.H. Robinson Worldwide	3,121	214
FedEx	14,700	3,195
		3,409
Airlines 0.8%		
Alaska Air Group	56,400	5,062
American Airlines	346,515	17,437
Delta Air Lines	48,900	2,628
United Continental (2)	95,997	7,224
		32,351
Building Products 0.3%		
Allegion	13,100	1,062
Fortune Brands Home & Security	41,200	2,688
Johnson Controls International	241,991	10,493
		14,243
Commercial Services & Supplies 0.1%		
Stericycle (2)	45,556	3,477
Waste Connections	32,400	2,087
		5,564
Electrical Equipment 0.6%		
ABB (CHF)	265,777	6,597
Acuity Brands	4,000	813

Emerson Electric	8,900	531
Legrand (EUR)	74,655	5,217
Mitsubishi Electric (JPY)	731,200	10,575
Sensata Technologies Holding (2)	19,200	820
		24,553
Industrial Conglomerates 1.5%		
CK Hutchison Holdings (HKD)	544,968	6,839
DCC (GBP)	54,261	4,942
GE	80,301	2,169
Honeywell International	92,069	12,272
Koninklijke Philips (EUR)	254,631	9,065
Roper Technologies	46,950	10,870
Sembcorp Industries (SGD)	402,260	899
Siemens (EUR)	91,325	12,562
		59,618
Machinery 0.8%		
Caterpillar	15,600	1,676
Flowserve	16,200	752
Fortive	113,618	7,198
Illinois Tool Works	23,900	3,424
PACCAR	35,100	2,318
Pentair	54,782	3,645
SMC (JPY)	10,600	3,240
Stanley Black & Decker	23,200	3,265
THK (JPY)	183,700	5,235
Wabtec	11,820	1,082
		31,835
Marine 0.1%		
Maersk, Series B (DKK)	1,338	2,694
		2,694
Professional Services 0.2%		
Equifax	17,550	2,412

IHS Markit (2)	26,126	1,150
Recruit Holdings (JPY)	176,700	3,041
		6,603
Road & Rail 0.2%		
Canadian Pacific Railway	8,100	1,303
Central Japan Railway (JPY)	28,000	4,573
CSX	34,500	1,882
Union Pacific	500	54
		7,812
Trading Companies & Distributors 0.3%		
Mitsubishi (JPY)	185,800	3,906
Sumitomo (JPY)	531,900	6,936
		10,842
Total Industrials & Business Services		247,710
INFORMATION TECHNOLOGY 11.7%		
Communications Equipment 0.3%		
Cisco Systems	349,325	10,934
LM Ericsson, B Shares (SEK)	379,438	2,728
		13,662
Electronic Equipment, Instruments & Components 0.3%		
Hamamatsu Photonics (JPY)	63,300	1,951
Keysight Technologies (2)	18,800	732
Omron (JPY)	86,900	3,782
TE Connectivity	47,624	3,747
		10,212
Internet Software & Services 3.7%		
Alibaba Group Holding, ADR (2)	153,235	21,591
Alphabet, Class A (2)	22,150	20,592
Alphabet, Class C (2)	36,954	33,581
Baidu, ADR (2)	16,100	2,880

Facebook, Class A (2)	281,147	42,448
Kakaku.com (JPY)	109,800	1,578
MercadoLibre	100	25
NAVER (KRW)	2,455	1,800
Tencent Holdings (HKD)	436,900	15,674
VeriSign (1)(2)	8,900	827
Yahoo! Japan (JPY)	727,800	3,164
YY, ADR (2)	44,600	2,588
		146,748
IT Services 1.8%		
Accenture, Class A	14,900	1,843
Cognizant Technology Solutions	27,900	1,852
Fidelity National Information	57,700	4,928
Fiserv (2)	49,900	6,105
FleetCor Technologies (2)	7,300	1,053
Global Payments	12,200	1,102
Infosys, ADR	256,200	3,848
MasterCard, Class A	160,846	19,535
PayPal Holdings (2)	160,700	8,625
Vantiv, Class A (2)	19,000	1,203
Visa, Class A	254,000	23,820
		73,914
Semiconductors & Semiconductor Equipment 1.9%		
Analog Devices	18,500	1,439
Applied Materials	117,075	4,836
ASML Holding	4,200	547
ASML Holding (EUR)	29,662	3,867
Broadcom	106,461	24,811
Intel	67,400	2,274
KLA-Tencor	32,771	2,999
Lam Research	3,700	523
Marvell Technology Group	50,100	828
Microchip Technology (1)	46,500	3,589

Micron Technology (2)	22,800	681
Qualcomm	164,495	9,083
Renesas Electronics (JPY) (2)	211,200	1,847
Taiwan Semiconductor Manufacturing (TWD)	1,338,969	9,148
Texas Instruments	13,100	1,008
Tokyo Electron (JPY)	44,900	6,070
Xilinx	16,100	1,036
		74,586
Software 2.7%		
Activision Blizzard	900	52
Electronic Arts (2)	50,100	5,296
Intuit	38,603	5,127
Microsoft	855,365	58,960
Red Hat (2)	107,338	10,278
Salesforce.com (2)	154,623	13,390
ServiceNow (2)	71,200	7,547
Snap Inc., Class A (1)(2)	36,400	647
Synopsys (2)	38,600	2,815
Workday (2)	26,800	2,600
		106,712
Technology Hardware, Storage & Peripherals 1.0%		
Apple	220,159	31,707
Hewlett Packard Enterprise	85,400	1,417
Samsung Electronics (KRW)	3,142	6,544
Western Digital	20,744	1,838
		41,506
Total Information Technology		467,340
MATERIALS 2.2%		
Chemicals 1.1%		
Agrium	2,500	226
Air Liquide (EUR)	33,803	4,178

Air Products & Chemicals	13,700	1,960
Asahi Kasei (JPY)	477,000	5,146
BASF (EUR)	50,314	4,670
CF Industries (1)	142,000	3,970
Covestro (EUR)	33,651	2,439
EI du Pont de Nemours	123,600	9,976
Monsanto	11,500	1,361
PPG Industries	9,200	1,012
Praxair	13,973	1,852
RPM	11,000	600
Sherwin-Williams	7,000	2,457
Tosoh (JPY)	138,000	1,422
Umicore (EUR)	50,026	3,480
Valvoline	42,278	1,003
		45,752
Construction Materials 0.1%		
Martin Marietta Materials	3,900	868
Vulcan Materials	15,400	1,951
		2,819
Containers & Packaging 0.5%		
Amcor (AUD)	354,978	4,422
Ball	250,278	10,564
International Paper	101,570	5,750
		20,736
Metals & Mining 0.4%		
Antofagasta (GBP)	223,312	2,330
BHP Billiton (GBP)	211,849	3,246
BHP Billiton Limited (AUD)	64,669	1,153
Independence (AUD)	990,722	2,396
Randgold Resources, ADR	3,500	309
Rio Tinto (AUD)	44,371	2,156
South32 (AUD)	1,509,151	3,108

Southern Copper	10,300	357
		15,055
Paper & Forest Products 0.1%		
Stora Enso, Class R (EUR)	297,221	3,841
		3,841
Total Materials		88,203
REAL ESTATE 1.2%		
Equity Real Estate Investment Trusts 1.1%		
American Tower, REIT	94,000	12,438
AvalonBay Communities, REIT	5,600	1,076
Crown Castle International, REIT	14,200	1,423
Equinix, REIT	7,425	3,187
Equity Residential, REIT	28,000	1,843
GGP, REIT	47,000	1,107
Great Portland Estates (GBP)	213,570	1,663
Regency Centers, REIT	27,600	1,729
SBA Communications, REIT (2)	1,500	202
Scentre (AUD)	1,237,058	3,846
SL Green Realty, REIT	12,500	1,323
Unibail-Rodamco (EUR) (1)	19,748	4,976
VEREIT, REIT	445,141	3,623
Vornado Realty Trust, REIT	13,200	1,239
Weyerhaeuser, REIT	110,593	3,705
		43,380
Real Estate Management & Development 0.1%		
Mitsui Fudosan (JPY)	147,000	3,522
		3,522
Total Real Estate		46,902

TELECOMMUNICATION SERVICES 1.5%

Diversified Telecommunication Services 1.1%

AT&T	89,374	3,372
KT (KRW)	99,015	3,182
Nippon Telegraph & Telephone (JPY)	287,100	13,552
Tele Danmark (DKK)	916,236	5,328
Telecom Italia (EUR)	3,544,071	2,623
Telefonica (EUR)	434,495	4,498
Telefonica Deutschland Holding (EUR)	1,204,873	6,025
Telstra (AUD)	305,215	1,008
Verizon Communications	76,100	3,399
		42,987

Wireless Telecommunication Services 0.4%

America Movil, ADR	159,500	2,539
Softbank (JPY)	45,600	3,707
T-Mobile US (2)	17,900	1,085
Vodafone, ADR	327,563	9,411
		16,742
Total Telecommunication Services		59,729

TRUSTS & FUNDS 0.1%

Trusts & Mutual Funds 0.1%

Altaba (2)	37,500	2,043
Total Trusts & Funds		2,043

UTILITIES 2.1%

Electric Utilities 1.4%

American Electric Power	98,125	6,817
Edison International	22,500	1,759
Eversource Energy	74,590	4,528
Exelon	231,830	8,362
NextEra Energy	77,106	10,805

PG&E	202,195	13,420
Southern Company	114,600	5,487
SSE (GBP)	135,928	2,572
Westar Energy	34,000	1,803
		55,553
Gas Utilities 0.0%		
Atmos Energy	22,020	1,826
		1,826
Independent Power & Renewable Electricity Producers 0.1%		
Electric Power Development (JPY)	131,500	3,257
NRG Energy	28,400	489
		3,746
Multi-Utilities 0.6%		
DTE Energy	41,200	4,359
E.ON (EUR)	207,492	1,959
Engie (EUR)	395,524	5,970
National Grid (GBP)	453,389	5,618
NiSource	89,020	2,257
Sempra Energy	26,300	2,965
		23,128
Total Utilities		84,253
Total Common Stocks (Cost $1,414,241)		2,431,179
CONVERTIBLE PREFERRED STOCKS 0.1%		
HEALTH CARE 0.0%		
Health Care Equipment & Supplies 0.0%		
Becton Dickinson & Company (2)	21,263	1,157
Total Health Care		1,157

UTILITIES 0.1%		
Electric Utilities 0.1%		
NextEra Energy	42,059	2,226
Total Utilities		2,226
Total Convertible Preferred Stocks (Cost $3,141)		3,383
CORPORATE BONDS 9.5%		
21st Century Fox America, 3.70%, 10/15/25	525,000	540
21st Century Fox America, 4.50%, 2/15/21	475,000	508
Abbott Laboratories, 3.40%, 11/30/23	1,830,000	1,874
Abbott Laboratories, 4.75%, 11/30/36	2,460,000	2,682
AbbVie, 4.50%, 5/14/35	1,900,000	2,005
ABN AMRO Bank, 4.75%, 7/28/25 (3)	940,000	988
ACE INA Holdings, 5.90%, 6/15/19	335,000	360
Actavis Funding, 3.45%, 3/15/22	3,080,000	3,166
Aercap Ireland Capital Limited, 3.50%, 5/26/22	560,000	574
Aetna, 1.50%, 11/15/17	165,000	165
Agilent Technologies, 3.20%, 10/1/22	710,000	721
Agilent Technologies, 3.875%, 7/15/23	975,000	1,020
AHS Hospital, 5.024%, 7/1/45	1,600,000	1,809
AIA Group, 2.25%, 3/11/19 (3)	395,000	395
AIA Group, 3.20%, 3/11/25 (3)	1,020,000	1,012
AIG Global Funding, 2.15%, 7/2/20 (3)	615,000	614
Air Lease, 3.625%, 4/1/27	1,025,000	1,025
Alabama Power, 3.75%, 3/1/45	1,065,000	1,047
Alexandria Real Estate Equities, 3.95%, 1/15/27	655,000	666
Alfa, 5.25%, 3/25/24 (3)	395,000	426
Allstate, 5.55%, 5/9/35	1,000,000	1,210
Altria Group, 4.75%, 5/5/21	535,000	583

America Movil, 5.625%, 11/15/17	500,000	507
America Movil, 6.375%, 3/1/35	300,000	373
American Airlines, Series 2013-2, 4.95%, 7/15/24	780,206	835
American Airlines PTT, Series 2014-1, Class A, 3.70%, 4/1/28	1,106,601	1,137
American Airlines PTT, Series 2016-1, Class B, 5.25%, 7/15/25	2,424,211	2,539
American Campus Communities Operating Partnership 3.35%, 10/1/20	585,000	600
American Express Credit, 2.125%, 7/27/18	1,675,000	1,680
American Express Credit, 2.20%, 3/3/20	1,750,000	1,760
American Honda Finance, 1.50%, 9/11/17 (3)	340,000	340
American International Group, 2.30%, 7/16/19	1,080,000	1,086
Amgen, 5.75%, 3/15/40	325,000	387
Anheuser Busch InBev World, 6.50%, 7/15/18	350,000	367
Anheuser-Busch InBev Finance, 3.65%, 2/1/26	2,305,000	2,375
Anheuser-Busch InBev Finance, 4.90%, 2/1/46	1,620,000	1,836
Anthem, 1.875%, 1/15/18	290,000	290
Anthem, 4.65%, 1/15/43	915,000	988
Aon, 2.80%, 3/15/21	2,085,000	2,080
Appalachian Power, 4.45%, 6/1/45	2,450,000	2,642
Apple, 1.90%, 2/7/20	2,400,000	2,404
APT Pipelines, 4.25%, 7/15/27 (3)	620,000	636
AT&T, 3.00%, 6/30/22	1,805,000	1,806
Atmos Energy, 4.15%, 1/15/43	1,500,000	1,555
AutoZone, 3.125%, 4/21/26	650,000	626
AutoZone, 4.00%, 11/15/20	825,000	864
Avnet Electronic, 4.625%, 4/15/26	895,000	929
Baidu, 2.75%, 6/9/19	1,240,000	1,255
Baltimore Gas & Electric, 3.35%, 7/1/23	1,750,000	1,794
Bank of America, 4.10%, 7/24/23	1,325,000	1,400
Bank of America, 4.125%, 1/22/24	1,200,000	1,267

Bank of America, 4.20%, 8/26/24	600,000	621
Bank of Montreal, 1.30%, 7/14/17	1,250,000	1,250
Bank of Montreal, 2.375%, 1/25/19	1,600,000	1,614
Bank of Tokyo-Mitsubishi, 1.45%, 9/8/17 (3)	1,275,000	1,275
Banque Federale Credit Mutuel, 2.50%, 10/29/18 (3)	2,000,000	2,012
Barclays, 3.25%, 1/12/21	1,800,000	1,828
Baxalta, 2.00%, 6/22/18	325,000	326
Baxalta, 2.875%, 6/23/20	1,040,000	1,054
Baylor Scott & White Holdings, 3.967%, 11/15/46	1,850,000	1,839
BB&T, 2.05%, 6/19/18	915,000	919
BB&T, 2.25%, 2/1/19	1,200,000	1,206
Beam Suntory, 1.75%, 6/15/18	1,350,000	1,349
Becton Dickinson, 3.70%, 6/6/27	3,000,000	2,988
Berkshire Hathaway Energy, 5.15%, 11/15/43	1,350,000	1,591
Biogen Idec, 3.625%, 9/15/22	1,095,000	1,145
BNP Paribas, 2.70%, 8/20/18	1,340,000	1,355
Boardwalk Pipelines, 4.45%, 7/15/27	385,000	392
Boardwalk Pipelines, 4.95%, 12/15/24	780,000	823
Boston Properties, 3.125%, 9/1/23	625,000	631
Boston Properties, 3.65%, 2/1/26	1,165,000	1,181
Boston Properties, 4.125%, 5/15/21	375,000	395
BP Capital Markets, 1.375%, 11/6/17	745,000	745
BPCE, 3.00%, 5/22/22 (3)	425,000	428
BPCE, 4.50%, 3/15/25 (3)	1,000,000	1,028
BPCE, 5.70%, 10/22/23 (3)	1,700,000	1,886
British Sky Broadcasting Group, 2.625%, 9/16/19 (3)	355,000	357
Brixmor Operating Partnership, 3.875%, 8/15/22	865,000	884
Brixmor Operating Partnership, 3.90%, 3/15/27	565,000	551
Brixmor Operating Partnership, 4.125%, 6/15/26	1,220,000	1,216
Broadcom, 3.00%, 1/15/22 (3)	2,675,000	2,702

Buckeye Partners, 6.05%, 1/15/18	300,000	306
Burlington Northern Santa Fe, 4.375%, 9/1/42	1,400,000	1,503
Burlington Northern Santa Fe, 6.15%, 5/1/37	650,000	857
Camden Property Trust, 2.95%, 12/15/22	565,000	561
Canadian Natural Resources, 1.75%, 1/15/18	415,000	415
Canadian Pacific Railroad, 7.25%, 5/15/19	200,000	218
Capital One Bank, 2.15%, 11/21/18	1,000,000	1,002
Carpenter Technology, 4.45%, 3/1/23	790,000	804
Catholic Health Initiatives, 1.60%, 11/1/17	265,000	265
Catholic Health Initiatives, 2.60%, 8/1/18	360,000	362
CC Holdings, 3.849%, 4/15/23	440,000	462
Celgene, 2.30%, 8/15/18	825,000	830
Celgene, 3.55%, 8/15/22	1,700,000	1,769
Celgene, 4.625%, 5/15/44	1,200,000	1,261
Charter Communications Operating, 4.908%, 7/23/25	2,465,000	2,663
Citigroup, 2.35%, 8/2/21	1,460,000	1,444
Citigroup, VR, 3.887%, 1/10/28	3,335,000	3,385
Citizens Bank, 2.50%, 3/14/19	965,000	970
Citizens Bank, 2.55%, 5/13/21	1,085,000	1,084
Citizens Financial Group, 2.375%, 7/28/21	210,000	207
Citizens Financial Group, 4.30%, 12/3/25	990,000	1,033
CMS Energy, 4.70%, 3/31/43	840,000	901
CMS Energy, 4.875%, 3/1/44	1,200,000	1,343
CNA Financial, 3.95%, 5/15/24	315,000	327
CNA Financial, 5.875%, 8/15/20	800,000	881
Columbia Pipeline Group, 3.30%, 6/1/20	1,300,000	1,332
Commonwealth Bank of Australia, 4.50%, 12/9/25 (3)	1,750,000	1,822
Continental Airlines, 4.75%, 7/12/22	188,699	199
Cox Communications, 6.25%, 6/1/18 (3)	300,000	311
Crown Castle International, 3.40%, 2/15/21	485,000	498

Crown Castle Towers, 3.222%, 5/15/42 (3)	45,000	46
Crown Castle Towers, 3.663%, 5/15/45 (3)	485,000	497
Crown Castle Towers, 6.113%, 1/15/40 (3)	1,043,000	1,124
Danaher, 2.40%, 9/15/20	645,000	653
DCP Midstream Operating, 2.50%, 12/1/17	585,000	584
DDR, 3.375%, 5/15/23	695,000	673
Delphi, 4.15%, 3/15/24	745,000	782
Delphi Automotive, 3.15%, 11/19/20	1,825,000	1,864
Delta Air Lines, 2.875%, 3/13/20	1,015,000	1,028
Delta Air Lines, 7.75%, 6/17/21	326,652	359
Delta Air Lines, ETC, 4.95%, 5/23/19	114,128	118
Discover Bank, 2.00%, 2/21/18	1,600,000	1,601
Discover Financial Services, 3.75%, 3/4/25	590,000	583
Discover Financial Services, 10.25%, 7/15/19	400,000	446
Dominion Resources, 2.75%, 9/15/22	200,000	200
Dominion Resources, STEP, 2.579%, 7/1/20	640,000	643
Duke Energy, 2.65%, 9/1/26	640,000	607
Duke Energy, 3.75%, 9/1/46	500,000	475
Eaton, 1.50%, 11/2/17	140,000	140
Eaton Vance, 3.625%, 6/15/23	750,000	774
Enbridge, 4.00%, 10/1/23	690,000	721
Enbridge, 4.25%, 12/1/26	590,000	617
Enbridge, VR, 6.00%, 1/15/77	1,135,000	1,190
Enbridge Energy Partners, 5.50%, 9/15/40	245,000	257
Energy East, 6.75%, 9/15/33	1,000,000	1,167
EnLink Midstream Partners, 2.70%, 4/1/19	370,000	370
EnLink Midstream Partners, 4.85%, 7/15/26	895,000	931
EOG Resources, 2.625%, 3/15/23	500,000	493
EOG Resources, 6.875%, 10/1/18	500,000	530
ERAC USA Finance, 2.80%, 11/1/18 (3)	170,000	172

ERAC USA Finance, 3.85%, 11/15/24 (3)	435,000	447
ERAC USA Finance, 4.50%, 2/15/45 (3)	505,000	499
Everett Spinco, 2.875%, 3/27/20 (3)	920,000	932
Eversource Energy, 1.60%, 1/15/18	380,000	379
Expedia, 5.00%, 2/15/26	1,810,000	1,982
Express Scripts Holding, 3.00%, 7/15/23	810,000	807
Federal Realty Investment Trust, 2.75%, 6/1/23	1,500,000	1,456
Fifth Third Bancorp, 3.50%, 3/15/22	340,000	352
Fifth Third Bank, 1.45%, 2/28/18	1,200,000	1,199
First American Financial, 4.60%, 11/15/24	415,000	418
FirstEnergy, 2.75%, 3/15/18	750,000	754
FirstEnergy Transmission, 4.35%, 1/15/25 (3)	1,310,000	1,373
FMR, 4.95%, 2/1/33 (3)	740,000	821
Ford Motor Credit, 2.24%, 6/15/18	1,300,000	1,303
Ford Motor Credit, 2.551%, 10/5/18	1,745,000	1,756
Ford Motor Credit, 5.75%, 2/1/21	600,000	660
Franklin Resources, 4.625%, 5/20/20	300,000	320
Fresnillo, 5.50%, 11/13/23 (3)	805,000	897
GATX, 2.60%, 3/30/20	160,000	162
GATX, 4.85%, 6/1/21	1,000,000	1,087
GE Capital, 5.30%, 2/11/21	232,000	256
GE Capital, 5.50%, 1/8/20	72,000	78
GE Capital, 6.875%, 1/10/39	172,000	248
GE Capital International Funding, 2.342%, 11/15/20	877,000	884
GE Capital International Funding, 4.418%, 11/15/35	611,000	664
General Motors, 3.50%, 10/2/18	1,165,000	1,185
General Motors, 4.00%, 4/1/25	1,120,000	1,121
General Motors Financial, 3.10%, 1/15/19	1,180,000	1,196
George Washington University, 4.30%, 9/15/44	975,000	1,028
Gilead Sciences, 3.25%, 9/1/22	875,000	906

Gilead Sciences, 4.15%, 3/1/47	1,770,000	1,781
GoldCorp, 2.125%, 3/15/18	1,705,000	1,706
GoldCorp, 3.625%, 6/9/21	1,260,000	1,304
Goldman Sachs Group, 2.75%, 9/15/20	1,300,000	1,315
Goldman Sachs Group, 3.00%, 4/26/22	3,935,000	3,965
Goldman Sachs Group, 4.25%, 10/21/25	1,865,000	1,920
Goldman Sachs Group, 5.75%, 1/24/22	380,000	427
Goldman Sachs Group, 6.75%, 10/1/37	700,000	910
Grain Spectrum Funding, 4.00%, 10/10/33 (3)	2,300,000	2,292
Great Plains Energy, 2.50%, 3/9/20	525,000	528
Harris, 3.832%, 4/27/25	570,000	588
Healthcare Realty Trust, 3.75%, 4/15/23	1,010,000	1,024
Heathrow Funding, 4.875%, 7/15/23 (3)	935,000	1,004
Holcim, 5.15%, 9/12/23 (3)	1,200,000	1,325
Holcim, 6.00%, 12/30/19 (3)	800,000	865
Howard Hughes Medical Institute, 3.50%, 9/1/23	1,280,000	1,350
HPHT Finance 15, 2.25%, 3/17/18 (3)	901,000	901
HSBC Bank, 1.50%, 5/15/18 (3)	1,500,000	1,498
HSBC Bank USA, 5.875%, 11/1/34	950,000	1,155
HSBC Holdings, VR, 3.262%, 3/13/23	1,800,000	1,832
Humana, 2.625%, 10/1/19	300,000	303
Humana, 3.95%, 3/15/27	475,000	492
Humana, 4.95%, 10/1/44	1,150,000	1,287
Hutchinson Whampoa Finance, 1.625%, 10/31/17 (3)	1,900,000	1,900
Hyatt Hotels, 3.375%, 7/15/23	275,000	279
Hyundai Capital America, 2.125%, 10/2/17 (3)	680,000	680
Hyundai Capital America, 2.55%, 2/6/19 (3)	1,720,000	1,726
Hyundai Capital Services, 3.50%, 9/13/17 (3)	530,000	532
Illinois Tool Works, 3.90%, 9/1/42	1,200,000	1,249
Imperial Tobacco Finance, 2.05%, 2/11/18 (3)	1,680,000	1,680

Imperial Tobacco Finance, 2.05%, 7/20/18 (3)	670,000	669
ING Groep, 3.15%, 3/29/22	560,000	570
IntercontinentalExchange, 2.50%, 10/15/18	455,000	459
IntercontinentalExchange, 2.75%, 12/1/20	965,000	983
International Paper, 4.40%, 8/15/47	1,180,000	1,187
Interpublic Group of Companies, 2.25%, 11/15/17	725,000	727
Interpublic Group of Companies, 4.00%, 3/15/22	450,000	471
Interpublic Group of Companies, 4.20%, 4/15/24	585,000	612
Invesco Finance, 3.125%, 11/30/22	480,000	484
J.B. Hunt Transportation Services, 2.40%, 3/15/19	255,000	257
JPMorgan Chase, 1.625%, 5/15/18	1,150,000	1,149
JPMorgan Chase, 2.00%, 8/15/17	655,000	655
JPMorgan Chase, 2.75%, 6/23/20	2,445,000	2,481
JPMorgan Chase, 3.375%, 5/1/23	1,080,000	1,095
JPMorgan Chase, 4.50%, 1/24/22	2,000,000	2,165
Kaiser Permanente, 3.50%, 4/1/22	625,000	653
Kansas Gas & Electric, 6.70%, 6/15/19 (3)	280,000	304
Keysight Technologies, 3.30%, 10/30/19	1,870,000	1,905
Kilroy Realty, 4.375%, 10/1/25	480,000	503
Kinder Morgan, 2.00%, 12/1/17	535,000	535
Liberty Mutual Group, 4.25%, 6/15/23 (3)	410,000	437
Lockheed Martin, 3.80%, 3/1/45	650,000	640
Magellan Midstream Partners, 6.55%, 7/15/19	155,000	168
Manufacturers and Traders Trust, VR, 2.437%, 12/28/20	834,000	833
Marathon Oil, 6.00%, 10/1/17	700,000	707
Marsh & McLennan Companies, 2.55%, 10/15/18	495,000	500
Marsh & McLennan Companies, 3.50%, 6/3/24	630,000	650
Marsh & McLennan Companies, 4.35%, 1/30/47	235,000	251
Mayo Clinic, 4.00%, 11/15/47	1,500,000	1,531
Mead Johnson Nutrition, 4.125%, 11/15/25	200,000	215

Merrill Lynch, 6.11%, 1/29/37	900,000	1,099
Merrill Lynch, 6.50%, 7/15/18	1,575,000	1,646
Merrill Lynch, 6.75%, 6/1/28	700,000	862
Morgan Stanley, 2.125%, 4/25/18	1,100,000	1,104
Morgan Stanley, 4.30%, 1/27/45	1,150,000	1,189
Morgan Stanley, 6.25%, 8/9/26	755,000	902
Morgan Stanley, 6.625%, 4/1/18	750,000	776
Nabors Industries, 5.50%, 1/15/23 (3)	675,000	640
National Bank of Canada, 1.45%, 11/7/17	1,100,000	1,100
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	725,000	730
Nationwide Building Society, 2.35%, 1/21/20 (3)	560,000	563
NBC Universal, 1.974%, 4/15/19 (3)	855,000	858
New York Life Global Funding, 1.30%, 10/30/17 (3)	1,150,000	1,149
New York Life Global Funding, 1.50%, 10/24/19 (3)	2,960,000	2,934
NiSource Finance, 3.49%, 5/15/27	1,730,000	1,740
Nissan Motor Acceptance, 1.95%, 9/12/17 (3)	1,300,000	1,301
Nordea Bank, 2.125%, 5/29/20 (3)	1,500,000	1,502
Nordea Bank, 4.875%, 5/13/21 (3)	1,450,000	1,553
Norfolk Southern, 3.00%, 4/1/22	1,085,000	1,109
Norfolk Southern, 7.80%, 5/15/27	19,000	25
Northern Trust, 6.50%, 8/15/18	250,000	263
NSTAR Electric, 2.375%, 10/15/22	565,000	560
O'Reilly Automotive, 3.55%, 3/15/26	310,000	312
O'Reilly Automotive, 3.80%, 9/1/22	370,000	387
O'Reilly Automotive, 4.875%, 1/14/21	1,000,000	1,072
Occidental Petroleum, 3.00%, 2/15/27	2,320,000	2,259
Omnicom Group, 3.60%, 4/15/26	830,000	835
Origin Energy Finance, 3.50%, 10/9/18 (3)	1,210,000	1,220
PACCAR Financial, 1.95%, 2/27/20	920,000	920
PacifiCorp, 3.85%, 6/15/21	900,000	951

Packaging Corporation of America, 3.65%, 9/15/24	785,000	799
Packaging Corporation of America, 4.50%, 11/1/23	395,000	425
Partners Healthcare, 3.443%, 7/1/21	1,150,000	1,178
Penske Truck Leasing, 2.875%, 7/17/18 (3)	235,000	237
Penske Truck Leasing, 3.20%, 7/15/20 (3)	1,250,000	1,283
Perrigo Finance, 4.375%, 3/15/26	205,000	212
PNC Funding, 3.30%, 3/8/22	1,100,000	1,140
PNC Funding, 6.70%, 6/10/19	590,000	642
Potash Corporation of Saskatchewan, 4.00%, 12/15/26	830,000	854
PPL Capital Funding, 1.90%, 6/1/18	190,000	190
PPL Capital Funding, 3.10%, 5/15/26	2,200,000	2,150
Priceline Group, 3.60%, 6/1/26	2,020,000	2,043
Priceline Group, 3.65%, 3/15/25	1,515,000	1,552
Pricoa Global Funding I, 1.45%, 9/13/19 (3)	675,000	666
Principal Financial Group, 3.40%, 5/15/25	2,460,000	2,508
Progress Energy, 4.40%, 1/15/21	450,000	477
Providence Health & Services, 4.379%, 10/1/23	1,310,000	1,423
Prudential Financial, 5.40%, 6/13/35	1,000,000	1,175
Public Service Company of Colorado, 3.20%, 11/15/20	325,000	335
Qualcomm, 3.00%, 5/20/22	1,595,000	1,634
QVC, 4.375%, 3/15/23	770,000	778
QVC, 4.45%, 2/15/25	140,000	139
QVC, 4.85%, 4/1/24	1,645,000	1,681
Raymond James Financial, 3.625%, 9/15/26	210,000	208
Regions Bank, 2.25%, 9/14/18	2,060,000	2,062
Reinsurance Group of America, 5.00%, 6/1/21	630,000	684
Republic Services, 5.50%, 9/15/19	400,000	429
Reynolds American, 2.30%, 6/12/18	1,400,000	1,406
Rogers Communications, 3.625%, 12/15/25	610,000	627
Roper Industries, 1.85%, 11/15/17	145,000	145

Roper Industries, 2.05%, 10/1/18	595,000	596
Roper Industries, 6.25%, 9/1/19	300,000	326
Roper Technologies, 3.00%, 12/15/20	1,160,000	1,186
Roper Technologies, 3.80%, 12/15/26	1,085,000	1,116
Royal Bank of Canada, 2.20%, 7/27/18	600,000	604
Sabine Pass Liquefaction, 4.20%, 3/15/28 (3)	1,335,000	1,348
Santander UK, 2.35%, 9/10/19	1,375,000	1,381
SBA Tower Trust, 3.598%, 4/15/18 (3)	1,140,000	1,139
Shire Acquisition Investments Ireland, 2.875%, 9/23/23	2,870,000	2,835
Sirius XM Radio, 5.25%, 8/15/22 (3)	1,700,000	1,749
Skandinaviska Enskilda Banken, 2.375%, 11/20/18 (3)	1,500,000	1,511
Solvay Finance, 3.40%, 12/3/20 (3)	1,890,000	1,950
Southeast Supply Header, 4.25%, 6/15/24 (3)	905,000	931
Southern Company, 2.45%, 9/1/18	1,300,000	1,308
Southern Company, 4.40%, 7/1/46	1,770,000	1,811
Southern Power, 1.85%, 12/1/17	240,000	240
Southern Power, 5.15%, 9/15/41	1,200,000	1,275
Spectra Energy Capital, 3.30%, 3/15/23	1,075,000	1,072
Spectra Energy Capital, 5.65%, 3/1/20	165,000	178
Spectra Energy Partners, 3.375%, 10/15/26	480,000	469
Spectra Energy Partners, 4.75%, 3/15/24	1,145,000	1,234
Standard Chartered, 1.50%, 9/8/17 (3)	2,300,000	2,299
State Street, 3.10%, 5/15/23	265,000	268
Stryker, 1.30%, 4/1/18	1,200,000	1,198
Sumitomo Mitsui Banking, 1.95%, 7/23/18	1,850,000	1,855
Sumitomo Mitsui Banking, 2.50%, 7/19/18	1,270,000	1,279
SunTrust Banks, 2.35%, 11/1/18	345,000	347
Svenska Handelsbanken, 1.625%, 3/21/18	1,300,000	1,300
Tampa Electric, 6.15%, 5/15/37	1,000,000	1,243

Teachers Insurance and Annuity Association 4.90%, 9/15/44 (3)	1,800,000	2,018
Teva Pharmaceutical Finance III, 1.70%, 7/19/19	1,235,000	1,224
Teva Pharmaceutical Finance III, 3.15%, 10/1/26	3,220,000	3,056
The Travelers Companies, 6.25%, 6/15/37	750,000	1,002
Thermo Fisher Scientific, 2.15%, 12/14/18	2,400,000	2,390
Thermo Fisher Scientific, 2.40%, 2/1/19	355,000	358
Thomson Reuters, 3.35%, 5/15/26	405,000	402
Thomson Reuters, 6.50%, 7/15/18	400,000	419
Time Warner Cable, 4.00%, 9/1/21	200,000	209
Time Warner Cable, 5.00%, 2/1/20	485,000	517
Time Warner Cable, 6.55%, 5/1/37	565,000	673
Time Warner Cable, 6.75%, 7/1/18	320,000	335
Time Warner Cable, 6.75%, 6/15/39	530,000	651
Time Warner Cable, 7.30%, 7/1/38	1,800,000	2,303
Time Warner Cable, 8.25%, 4/1/19	595,000	656
Time Warner Cable, 8.75%, 2/14/19	105,000	116
Toronto-Dominion Bank, 1.40%, 4/30/18	800,000	799
Toronto-Dominion Bank, 1.45%, 9/6/18	1,300,000	1,296
Toronto-Dominion Bank, VR, 3.625%, 9/15/31	305,000	302
Transurban Finance, 3.375%, 3/22/27 (3)	395,000	384
Transurban Finance, 4.125%, 2/2/26 (3)	335,000	347
Trinity Health Credit Group, 4.125%, 12/1/45	725,000	724
UBS Group Funding Jersey, 4.125%, 9/24/25 (3)	1,115,000	1,168
UBS Group Funding Switzerland, 3.491%, 5/23/23 (3)	1,040,000	1,065
United Airlines PTT, Series 2014-1, Class B, ETC 4.75%, 10/11/23	432,157	447
United Airlines PTT, Series 2014-2, Class B 4.625%, 3/3/24	1,719,541	1,771
UnitedHealth Group, 3.75%, 7/15/25	645,000	678
UnitedHealth Group, 4.70%, 2/15/21	835,000	901

BANK LOANS 0.0% (4)

Charter Communications, VR, 3.23%, 1/15/22	1,577,015	1,580
Total Bank Loans (Cost $1,588)		1,580

ASSET-BACKED SECURITIES 1.2%

Ally Master Owner Trust Series 2012-5, Class A 1.54%, 9/15/19	2,140,000	2,140
ALM Loan Funding Series 2014-11A, Class A2AR, CLO, VR 2.642%, 10/17/26 (3)	815,000	815
ALM Loan Funding Series 2014-14A, Class A1R, CLO, VR 2.322%, 7/28/26 (3)	825,000	826
ALM Loan Funding Series 2014-14A, Class A2R, CLO, VR 2.722%, 7/28/26 (3)	855,000	855
American Express Credit Account Master Trust Series 2013-1, Class A, VR 1.579%, 2/16/21	2,115,000	2,123
AmeriCredit Automobile Receivables Trust Series 2013-2, Class D 2.42%, 5/8/19	1,620,000	1,623
Arby's Funding Series 2015-1A, Class A2 4.969%, 10/30/45 (3)	3,176,625	3,258
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (3)	2,335,000	2,334
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (3)	2,875,000	2,883
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	235,000	236
Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.01%, 7/20/20	410,000	411

CKE Restaurants Holdings Series 2013-1A, Class A2 4.474%, 3/20/43 (3)	2,197,922	2,194
DB Master Finance Series 2015-1A, Class A2II 3.98%, 2/20/45 (3)	2,306,900	2,365
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (3)	371,810	370
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (3)	541,783	537
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (3)	2,381,103	2,382
Enterprise Fleet Financing Series 2015-1, Class A3 1.74%, 9/20/20 (3)	1,715,000	1,714
Enterprise Fleet Financing Series 2017-1, Class A2 2.13%, 7/20/22 (3)	270,000	270
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	2,145,000	2,161
GMF Floorplan Owner Revolving Trust Series 2017-1, Class A1 2.22%, 1/18/22 (3)	1,240,000	1,245
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (3)	1,280,475	1,211
Jimmy John's Funding Series 2017-1A, Class A21 3.61%, 7/30/47 (3)	520,000	520
John Deere Owner Trust Series 2014-B, Class A3 1.07%, 11/15/18	380,839	380
John Deere Owner Trust Series 2016-B, Class A3 1.25%, 6/15/20	995,000	991

Kubota Credit Owner Trust Series 2015-1A, Class A3 1.54%, 3/15/19 (3)	864,328	864
Marriott Vacation Club Owner Trust Seris 2013-1A, Class A 2.15%, 4/22/30 (3)	163,019	163
OZLM Series 2014-8A, Class A1AR, CLO, VR 2.598%, 10/17/26 (3)	1,130,000	1,130
OZLM Series 2014-8A, Class A2AR, CLO, VR 3.308%, 10/17/26 (3)	835,000	835
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (3)	339,853	340
Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (3)	284,259	285
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (3)	845,000	848
Springleaf Funding Trust Series 2016-AA, Class A 2.90%, 11/15/29 (3)	805,000	809
Synchrony Credit Card Master Note Trust Series 2014-1, Class A 1.61%, 11/15/20	3,200,000	3,202
Synchrony Credit Card Master Note Trust Series 2015-2, Class A 1.60%, 4/15/21	1,300,000	1,300
Wendy's Funding Series 2015-1A, Class A2II 4.08%, 6/15/45 (3)	2,947,500	3,022
World Omni Auto Receivables Trust Series 2016-A, Class A3 1.77%, 9/15/21	2,550,000	2,550
Total Asset-Backed Securities (Cost $49,000)		49,192

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.0%

Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	943,680	945
Banc of America Commercial Mortgage Series 2008-1, Class A4, ARM 6.466%, 2/10/51	434,427	438
Banc of America Mortgage Securites Series 2004-I, Class 3A2, CMO, ARM 3.264%, 10/25/34	25,364	25
Citigroup Commercial Mortgage Trust Series 2013-GC15, Class A1 1.378%, 9/10/46	4,110	4
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	235,000	246
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A1 1.485%, 10/10/47	302,124	302
Colt Funding Series 2017-1, Class A1, CMO, ARM 2.614%, 5/27/47 (3)	1,387,793	1,395
Commercial Mortgage PTC Series 2014-LC15, Class B, ARM 4.599%, 4/10/47	2,495,000	2,638
Commercial Mortgage PTC Series 2014-UBS4, Class C, ARM 4.781%, 8/10/47	545,000	549
Commercial Mortgage PTC Series 2014-UBS5, Class A1 1.373%, 9/10/47	305,378	305
Commercial Mortgage PTC Series 2015-LC21, Class A4 3.708%, 7/10/48	3,700,000	3,857
Connecticut Avenue Securities Series 2016-C04, Class 1M1, CMO, ARM 2.666%, 1/25/29	814,352	825

Connecticut Avenue Securities Series 2016-C07, Class 2M1, CMO, ARM 2.516%, 4/25/29	582,025	586
Goldman Sachs Mortgage Securities Trust Series 2014-GC24, Class A1 1.509%, 9/10/47	1,341,760	1,336
Goldman Sachs Mortgage Securities Trust Series 2015-GC32, Class A4 3.764%, 7/10/48	950,000	997
JPMBB Commercial Mortgage Securities Series 2015-C31, Class A3 3.801%, 8/15/48	2,425,000	2,541
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C22, Class A1 1.451%, 9/15/47	458,597	458
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C23, Class A1 1.65%, 9/15/47	274,079	274
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C24, Class A1 1.539%, 11/15/47	318,129	317
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	1,490,000	1,509
Mill City Mortgage Trust Series 2016-1, Class A, CMO, ARM 2.50%, 4/25/57 (3)	273,941	274
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM 4.464%, 8/15/47	1,670,000	1,758
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1 1.686%, 10/15/47	366,347	366
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	1,375,000	1,444
Morgan Stanley Capital I Series 2015-MS1, Class A4, ARM 3.779%, 5/15/48	1,440,000	1,510

Nationstar Home Equity Loan Trust Series 2016-2A, Class A, ARM 2.239%, 6/25/26 (3)	250,056	253
Nationstar Home Equity Loan Trust Series 2016-3A, Class A 2.013%, 8/25/26 (3)	196,148	198
Seasoned Credit Risk Transfer Series 2016-1, Class M1, CMO, ARM 3.00%, 9/25/55 (3)	530,000	513
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1, CMO, ARM 2.666%, 9/25/24	213,641	214
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 3.616%, 1/25/25	315,230	317
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M1, CMO, ARM 2.116%, 10/25/27	440,919	442
Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M2, CMO, ARM 3.816%, 12/25/27	2,130,575	2,183
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 4.066%, 4/25/28	1,756,730	1,820
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M1, CMO, ARM 2.316%, 5/25/25	185,052	185
Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M1, CMO, ARM 2.466%, 10/25/28	294,020	295
Structured Agency Credit Risk Debt Notes Series 2016-HQA1, Class M2, CMO, ARM 3.966%, 9/25/28	785,000	815
Structured Agency Credit Risk Debt Notes Series HQA3, Class M1, CMO, ARM 2.016%, 3/25/29	567,014	568
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (3)	1,086,916	1,100

Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (3)	1,235,322	1,245
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (3)	1,456,138	1,467
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (3)	1,188,509	1,197
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (3)	1,081,069	1,088
Towd Point Mortgage Trust Series 2016-3, Class A1, CMO, ARM 2.25%, 4/25/56 (3)	1,273,357	1,270
Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/25/56 (3)	646,325	651
WF-RBS Commercial Mortgage Trust Series 2014-C19, Class B, ARM 4.723%, 3/15/47	610,000	650
WF-RBS Commercial Mortgage Trust Series 2014-C22, Class A1 1.479%, 9/15/57	387,567	386
Total Non-U.S. Government Mortgage-Backed Securities (Cost $41,309)		41,756

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.3%

U.S. Government Agency Obligations 6.8% (5)

Federal Home Loan Mortgage		
1.426%, 8/25/17	237,673	238
1.671%, 9/25/19	942,580	943
1.749%, 2/25/22	3,323,313	3,298
1.785%, 9/25/22	1,632,667	1,628
1.875%, 4/25/22	3,648,986	3,645
2.206%, 6/25/25	1,783,698	1,768

Federal National Mortgage Assn.		
2.50%, 10/1/31	3,427,057	3,449
3.00%, 1/1/27 - 2/1/47	50,063,684	50,279
3.50%, 11/1/26 - 4/1/47	61,020,582	62,851
4.00%, 1/1/26 - 5/1/47	34,092,913	35,916
4.50%, 5/1/19 - 8/1/44	6,922,496	7,453
5.00%, 4/1/18 - 7/1/41	5,732,674	6,272
5.50%, 9/1/17 - 9/1/41	6,119,240	6,870
6.00%, 3/1/21 - 5/1/42	5,412,079	6,157
6.50%, 3/1/24 - 8/1/38	808,987	922
7.00%, 9/1/25 - 4/1/32	50,309	56
7.50%, 9/1/26	583	1
8.00%, 8/1/24 - 7/1/26	5,463	6
Federal National Mortgage Assn., CMO, ARM		
1.666%, 10/25/46 - 3/25/47	5,183,650	5,221
1.716%, 9/25 - 11/25/46	3,385,336	3,416
3.182%, 7/1/35	83,227	88
3.50%, 9/1/36	711	1
3.509%, 1/1/37	46,005	48
Federal National Mortgage Assn., TBA		
2.50%, 1/1/27	9,980,000	10,030
3.50%, 1/1/41	8,080,000	8,296
Vendee Mortgage Trust, CMO, ARM, 9.763%, 3/15/25	1,734	2
		270,174
U.S. Government Obligations 1.5%		
Government National Mortgage Assn.		
2.50%, 12/20/42 - 2/20/43	1,719,267	1,686
3.00%, 9/15/42 - 11/20/46	3,177,276	3,222
3.50%, 9/15/41 - 10/20/46	15,414,494	16,006

4.00%, 2/15/41 - 4/20/47	13,527,155	14,274
4.50%, 6/15/39 - 4/20/47	18,107,875	19,344
5.00%, 10/15/34 - 11/20/42	4,598,225	5,086
5.50%, 2/20/34 - 2/20/36	345,027	386
6.00%, 8/20/34 - 4/15/36	186,761	212
6.50%, 6/15/23 - 5/15/28	58,916	64
7.00%, 1/15/24 - 3/15/31	47,832	51
7.50%, 3/15/23 - 1/15/27	43,359	45
8.00%, 2/15/21 - 11/15/25	26,486	28
8.50%, 2/15/20 - 6/20/26	23,930	25
9.00%, 2/15 - 6/20/20	22,987	23
9.50%, 8/15/20 - 3/15/21	2,096	2
10.00%, 8/20/19 - 1/20/20	108	0
Government National Mortgage Assn., ARM, 2.125%, 8/20/23	1,486	2
		60,456
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $329,032)		330,630

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 8.4%

U.S. Government Agency Obligations 0.2% (5)

Federal Home Loan Bank, 1.375%, 5/28/19	2,265,000	2,263
Federal National Mortgage Assn., 0.875%, 10/26/17	3,775,000	3,772
Tennessee Valley Authority, 6.25%, 12/15/17	1,975,000	2,020
		8,055

U.S. Treasury Obligations 8.2%

U.S. Treasury Bonds, 2.25%, 8/15/46	8,700,000	7,675
U.S. Treasury Bonds, 2.50%, 2/15/46	2,975,000	2,774
U.S. Treasury Bonds, 2.75%, 11/15/42	3,000,000	2,969
U.S. Treasury Bonds, 2.875%, 8/15/45 (6)	4,185,000	4,215

U.S. Treasury Bonds, 3.00%, 11/15/44	2,990,000	3,090
U.S. Treasury Bonds, 3.00%, 5/15/45	10,640,000	10,982
U.S. Treasury Bonds, 3.00%, 2/15/47	1,150,000	1,188
U.S. Treasury Bonds, 3.00%, 5/15/47	2,325,000	2,403
U.S. Treasury Bonds, 3.125%, 11/15/41	8,710,000	9,233
U.S. Treasury Bonds, 3.125%, 2/15/43	3,715,000	3,930
U.S. Treasury Bonds, 3.50%, 2/15/39	1,315,000	1,488
U.S. Treasury Bonds, 3.625%, 8/15/43	11,460,000	13,200
U.S. Treasury Bonds, 4.375%, 11/15/39	6,065,000	7,739
U.S. Treasury Bonds, 4.50%, 2/15/36	4,865,000	6,288
U.S. Treasury Bonds, 4.50%, 5/15/38	2,420,000	3,137
U.S. Treasury Bonds, 4.625%, 2/15/40	2,830,000	3,736
U.S. Treasury Bonds, 4.75%, 2/15/41	3,350,000	4,516
U.S. Treasury Bonds, 5.25%, 2/15/29	1,775,000	2,293
U.S. Treasury Bonds, 5.375%, 2/15/31	1,440,000	1,936
U.S. Treasury Bonds, 6.50%, 11/15/26	5,425,000	7,364
U.S. Treasury Bonds, 7.25%, 8/15/22	100,000	126
U.S. Treasury Notes, 1.125%, 2/28/21	23,100,000	22,631
U.S. Treasury Notes, 1.125%, 6/30/21	8,875,000	8,661
U.S. Treasury Notes, 1.125%, 7/31/21	32,385,000	31,565
U.S. Treasury Notes, 1.25%, 10/31/21	5,500,000	5,372
U.S. Treasury Notes, 1.375%, 6/30/23	5,355,000	5,154
U.S. Treasury Notes, 1.50%, 6/15/20	29,505,000	29,464
U.S. Treasury Notes, 1.625%, 11/15/22	315,000	310
U.S. Treasury Notes, 1.625%, 2/15/26	1,000,000	950
U.S. Treasury Notes, 1.625%, 5/15/26	10,180,000	9,652
U.S. Treasury Notes, 1.75%, 10/31/20	975,000	979
U.S. Treasury Notes, 1.75%, 12/31/20	7,560,000	7,581
U.S. Treasury Notes, 1.75%, 11/30/21	1,500,000	1,496
U.S. Treasury Notes, 1.75%, 5/31/22	12,845,000	12,769

U.S. Treasury Notes, 1.875%, 1/31/22	9,095,000	9,106
U.S. Treasury Notes, 2.00%, 12/31/21	3,270,000	3,294
U.S. Treasury Notes, 2.00%, 2/15/22	22,350,000	22,518
U.S. Treasury Notes, 2.00%, 11/15/26	13,170,000	12,845
U.S. Treasury Notes, 2.125%, 5/15/25	2,840,000	2,822
U.S. Treasury Notes, 2.25%, 11/15/24	13,385,000	13,456
U.S. Treasury Notes, 2.25%, 11/15/25	3,830,000	3,831
U.S. Treasury Notes, 2.25%, 2/15/27	24,330,000	24,224
		328,962
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $328,257)		337,017

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.9%

Autoridad Del Canal De Panama, 4.95%, 7/29/35 (3)	510,000	558
CNOOC Curtis Funding, 4.50%, 10/3/23 (3)	900,000	965
CNOOC Finance 2013, 3.00%, 5/9/23	1,390,000	1,377
Ecopetrol, 4.25%, 9/18/18	1,635,000	1,677
Government of Bermuda, 4.138%, 1/3/23 (3)	615,000	644
Government of Bermuda, 4.854%, 2/6/24 (3)	1,305,000	1,417
Government of Bermuda, 5.603%, 7/20/20 (3)	300,000	328
Hydro-Quebec, 8.40%, 1/15/22	200,000	246
Inter-American Development Bank, 3.875%, 9/17/19	700,000	734
KfW, 4.875%, 6/17/19	1,000,000	1,063
Kingdom of Morocco, 4.25%, 12/11/22 (3)	1,400,000	1,470
Pertamina, 4.30%, 5/20/23 (3)	1,250,000	1,298
Perusahaan Gas Negara, 5.125%, 5/16/24 (3)	1,105,000	1,189
Petroleos Mexicanos, 3.125%, 1/23/19	175,000	177
Petroleos Mexicanos, 3.50%, 7/18/18	1,125,000	1,141
Petroleos Mexicanos, 3.50%, 1/30/23	460,000	442

Petroleos Mexicanos, 5.375%, 3/13/22 (3)	495,000	522
Petroleos Mexicanos, 5.50%, 6/27/44	675,000	600
Petroleos Mexicanos, 6.00%, 3/5/20	1,050,000	1,128
Province of New Brunswick, 2.75%, 6/15/18	1,400,000	1,414
Province of Ontario, 1.20%, 2/14/18	1,275,000	1,271
Province of Ontario, 2.40%, 2/8/22	2,300,000	2,309
Province of Quebec, 2.875%, 10/16/24	2,000,000	2,039
Province of Quebec, 3.50%, 7/29/20	750,000	778
Republic of Colombia, 4.00%, 2/26/24	275,000	286
Republic of Indonesia, 4.875%, 5/5/21	1,000,000	1,076
Republic of Poland, 3.25%, 4/6/26	1,030,000	1,050
Republic of Romania, 4.875%, 1/22/24 (3)	158,000	172
Republic of South Africa, 5.50%, 3/9/20	1,405,000	1,492
Republic of South Africa, 5.875%, 9/16/25	495,000	534
State Grid Overseas, 2.25%, 5/4/20 (3)	2,225,000	2,220
Statoil, 1.20%, 1/17/18	500,000	499
United Mexican States, 4.125%, 1/21/26	1,760,000	1,834
Total Foreign Government Obligations & Municipalities (Cost $32,765)		33,950

MUNICIPAL SECURITIES 0.9%

California 0.2%

California, Build America, 7.625%, 3/1/40	2,200,000	3,352
Inland Valley Dev. Agency, Tax Allocation, Series B 5.50%, 3/1/33 (7)	695,000	778
Los Angeles Airport, Dept. of Airports, Build America, Series C 7.053%, 5/15/40	1,000,000	1,409
Univ. of California Regents, Build America, 5.77%, 5/15/43	750,000	961
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	1,625,000	1,804
Univ. of California Regents, Series J, 4.131%, 5/15/45	365,000	377
		8,681

Colorado 0.0%		
Denver School Dist. No. 1, Public Schools, Series B, COP 4.242%, 12/15/37	760,000	801
		801
Florida 0.0%		
Florida State Board of Administration Fin. Corp. Hurricane Catastrophe Fund, Series A, 2.107%, 7/1/18	1,700,000	1,710
		1,710
Illinois 0.1%		
Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	755,000	1,020
Illinois Toll Highway Auth., Build America, 6.184%, 1/1/34	470,000	603
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	500,000	612
		2,235
Maryland 0.1%		
Maryland HHEFA, Univ. of Maryland Medical, Series B 4.665%, 7/1/36	1,800,000	1,913
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	350,000	458
		2,371
Michigan 0.1%		
Detroit City School Dist., Michigan School Loan Revolving Fund 6.645%, 5/1/29	2,000,000	2,350
		2,350
New Jersey 0.0%		
New Jersey Turnpike Auth., Build America, Series F 7.414%, 1/1/40	415,000	623
		623
New York 0.2%		
Dormitory Auth. of the State of New York, Personal Income Tax Build America, 5.628%, 3/15/39	1,300,000	1,609

Utah 0.0%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	900,000	1,169
		1,169
Virginia 0.0%		
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	800,000	990
Virginia Transportation Board, Build America, 5.35%, 5/15/35	690,000	826
		1,816
Total Municipal Securities (Cost $30,509)		35,326
BOND MUTUAL FUNDS 4.5%		
T. Rowe Price Inflation Protected Bond Fund - I Class, (0.03)% (8)(9)	1,104,441	13,054
T. Rowe Price Institutional High Yield Fund, 5.01% (8)(9)	16,236,133	146,125
T. Rowe Price Limited Duration Inflation Focused Bond Fund - I Class, (0.13)% (8)(9)	1,863,601	9,337
T. Rowe Price U.S. Bond Enhanced Index Fund, 2.41% (8)(9)	1,230,666	13,562
Total Bond Mutual Funds (Cost $181,373)		182,078
EQUITY MUTUAL FUNDS 2.2%		
T. Rowe Price Institutional Large-Cap Core Growth Fund (2)(8)	190,286	6,310
T. Rowe Price Institutional U.S. Structured Research Fund (2)(8)	464,399	6,102
T. Rowe Price Overseas Stock Fund- I Class (2)(8)	816,756	8,560
T. Rowe Price Real Assets Fund - I Class (2)(8)	5,569,631	60,375
T. Rowe Price Value Fund- I Class (2)(8)	160,790	5,872
Total Equity Mutual Funds (Cost $79,901)		87,219
SHORT-TERM INVESTMENTS 3.2%		
Commercial Paper 0.1%		
4(2) 0.1% (10)		
AXA Financial, 1.65%, 10/10/17	2,660,000	2,648

Vodafone Group, 1.60%, 9/7/17	2,620,000	2,612
		5,260
Money Market Funds 3.1%		
T. Rowe Price Treasury Reserve Fund, 0.99% (8)(11)	124,511,029	124,511
		124,511
Total Short-Term Investments (Cost $129,771)		129,771
SECURITIES LENDING COLLATERAL 0.3%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.3%		
Short-Term Funds 0.3%		
T. Rowe Price Short-Term Fund, 1.07% (8)(11)	1,210,275	12,103
Total Investments through Securities Lending Program with JPMorgan Chase Bank		12,103
Total Securities Lending Collateral (Cost $12,103)		12,103
Total Investments in Securities 101.2% of Net Assets (Cost $3,001,968)		**$ 4,056,030**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at June 30, 2017 -- total value of such securities at period-end amounts to $11,737. See Note 4.

(2) Non-income producing

(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $125,717 and represents 3.1% of net assets.

(4) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(5) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,001,968)	$ 4,056,030
Receivable for shares sold	17,064
Interest and dividends receivable	10,913
Receivable for investment securities sold	10,593
Foreign currency (cost $1,644)	1,649
Variation margin receivable on futures contracts	7
Other assets	2,822
Total assets	4,099,078
Liabilities	
Payable for investment securities purchased	59,535
Payable for shares redeemed	16,138
Obligation to return securities lending collateral	12,103
Investment management fees payable	1,333
Due to affiliates	447
Written options (premiums $53)	47
Payable to directors	3
Other liabilities	1,308
Total liabilities	90,914
NET ASSETS	$ 4,008,164
Net Assets Consist of:	
Overdistributed net investment income	$ (292)
Accumulated undistributed net realized gain	82,793
Net unrealized gain	1,054,100
Paid-in capital applicable to 167,839,508 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,871,563
NET ASSETS	$ 4,008,164

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/17		Year Ended 12/31/16
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	37,272	$	75,719
Net realized gain		119,831		68,287
Change in net unrealized gain / loss		199,731		80,633
Increase in net assets from operations		356,834		224,639
Distributions to shareholders				
Net investment income				
Investor Class		(36,522)		(75,341)
I Class		(2,052)		(2,392)
Net realized gain				
Investor Class		–		(48,256)
I Class		–		(2,232)
Decrease in net assets from distributions		(38,574)		(128,221)
Capital share transactions*				
Shares sold				
Investor Class		259,112		534,550
I Class		39,298		171,371
Distributions reinvested				
Investor Class		35,390		120,220
I Class		2,017		4,537
Shares redeemed				
Investor Class		(399,193)		(1,095,876)
I Class		(8,869)		(8,295)
Decrease in net assets from capital share transactions		(72,245)		(273,493)
Net Assets				
Increase (decrease) during period		246,015		(177,075)
Beginning of period		3,762,149		3,939,224
End of period	**$**	**4,008,164**	**$**	**3,762,149**
Undistributed (overdistributed) net investment income		(292)		1,010

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Balanced Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities. The fund has two classes of shares: the Balanced Fund (Investor Class) and the Balanced Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the six months ended June 30, 2017.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of June 30, 2017, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of June 30, 2017, securities valued at $291,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk or risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2017, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of June 30, 2017, no collateral was pledged by the fund or counterparties for TBAs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2017, the value of loaned securities was $11,737,000; the value of cash collateral and related investments was $12,103,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $542,149,000 and $774,250,000, respectively, for the six months ended June 30, 2017. Purchases and sales of U.S. government securities aggregated $376,545,000 and $244,214,000, respectively, for the six months ended June 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2017, the cost of investments for federal income tax purposes was $3,046,270,000. Net unrealized gain aggregated $1,009,799,000 at period-end, of which $1,075,504,000 related to appreciated investments and $65,705,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $574,000 for T. Rowe Price Services, Inc.; and $1,325,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended June 30, 2017, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2017.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017